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                                                                      Exhibit 32


                                  CERTIFICATION
     PURSUANT TO 18 U.S.C. SECTION 1350 as ADOPTED PURUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002


            Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 the undersigned officer of Aquis Communications Group, Inc., (the "Company"), does hereby certify to such officer's knowledge that:

         The Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.





Date:    November 14, 2003
                                             /s/ Brian M. Bobeck
                                         -------------------------------
                                         Name:  Brian M. Bobeck
                                         Title: Chief Executive Officer
                                         Aquis Communications Group, Inc.


                                             /s/ D. Brian Plunkett
                                         -------------------------------
                                         Name:  D. Brian Plunkett
                                         Title: Chief Financial Officer
                                         Aquis Communications Group, Inc.



A signed original of this written statement required by Section 906 has been provided to Aquis Communications Group, Inc. and will be retained by Aquis Communications Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request. The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.